UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: September 14, 2004

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 215-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On September 14, 2004, we granted George B. Rathmann, PhD, our chairman, an option to purchase 400,000 shares of our common stock at an exercise price of $9.67 per share under our 2004 Equity Incentive Plan. Dr. Rathmann’s option is 50% exercisable as of the date of the grant, with an additional 25% exercisable on September 14, 2005 and the remaining 25% exercisable on September 14, 2006. In addition, Dr. Rathmann’s option to purchase 400,000 shares will become fully exercisable upon his death or disability and upon our “change in control” (as defined in the stock option agreement). Dr. Rathmann’s stock option agreement and the notice of stock option grant are in the forms attached to this Form 8-K as Exhibit 10.2 and Exhibit 10.3. In addition to the provisions in the general form of stock option agreement attached as Exhibit 10.2, Dr. Rathmann’s option agreement will specify that his nonstatutory stock option will be transferable subject to the restrictions set forth in our 2004 Equity Incentive Plan, the federal securities laws, and certain additional restrictions imposed by us, and the terms of any transfer and subsequent exercise of his option will be governed by an agreement satisfactory to us.

Also on September 14, 2004, we granted Burton E. Sobel, MD, our newly elected director, an option to purchase 10,000 shares of our common stock at an exercise price of $9.67 per share under our 2004 Equity Incentive Plan. Dr. Sobel’s stock grant is 50% exercisable as of the date of the grant, with the remaining 50% exercisable on September 14, 2005. In addition, Dr. Sobel’s option to purchase 10,000 shares will become fully exercisable upon our “change in control” (as defined in the stock option agreement). Dr. Sobel’s stock option agreement and the notice of stock option grant are in the forms attached to this Form 8-K as Exhibit 10.2 and Exhibit 10.3.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	Nuvelo, Inc. 2004 Equity Incentive Plan. (1)

10.2	Form of Nuvelo, Inc. Stock Option Agreement (Single Trigger Acceleration)

10.3	Form of Notice of Grant of Stock Option

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from our Registration Statement on Form S-8, filed on May 21, 2004, File No. 333-115747.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)
By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President, Chief Financial Officer and General Counsel

Dated: September 17, 2004

Exhibit Index

Exhibit Number	Description
10.1	Nuvelo, Inc. 2004 Equity Incentive Plan. (1)

10.2	Form of Nuvelo, Inc. Stock Option Agreement (Single Trigger Acceleration)

10.3	Form of Notice of Grant of Stock Option

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from our Registration Statement on Form S-8, filed on May 21, 2004, File No. 333-115747.